UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 15, 2014

LIBERTY TAX, INC.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03.    Amendment to Articles of Incorporation.

As reported in the Information Statement on Schedule 14C filed by Liberty Tax, Inc. (the “Company”) (formerly named JTH Holding, Inc.) with the Securities and Exchange Commission on June 23, 2014, the Company’s Amended and Restated Certificate of Incorporation has been amended, effective July 15, 2014, to change the Company’s corporate name to “Liberty Tax, Inc.” The Company’s bylaws were amended to make the same change as of the same effective date.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, effective July 15, 2014
3.2	Second Amended and Restated Bylaws of Liberty Tax, Inc., as of July 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: July 15, 2014	By:/s/ James J. Wheaton
James J. Wheaton
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, effective July 15, 2014
3.2	Second Amended and Restated Bylaws of Liberty Tax, Inc., as of July 15, 2014.